AIG Life Insurance Company
One Alico Plaza
P.O. Box 667
Wilmington, DE 19899-0667
302-594-2952


March 7, 1997


Securities and Exchange Commission
Division of Investment Management
Insurance Products-Branch #20
450 Fifth Street, N.W.
Washington, DC 20549


Attention:       Filing Desk
                 Room 1004
                 Document Control

Re:              AIG Life Insurance Company
                 Variable Account II
                 File No. 33-90684


Gentlemen:

Pursuant to Rule 30b2-1 of the Investment Company Act of 1940, we submit electronically a copy of the letter that was sent to our variable life insurance policyowners for Separate Account II. (See Exhibit 1) The letter dated February 1997 was mailed March 3, 1997 and it enclosed the Annual Report of the underlying funds.

In addition this filing incorporates by reference the electronic filing of the following AnnualReports; (1) the Alliance Variable Product Series Fund Inc., CIK 0000825316, File No. 811-07315, made on February 27, 1997;
(2) the Zero Coupon 2000 Portfolio, Dreyfus Variable Investment Fund, CIK 0000813383, File No. 811-5125, made on March 3, 1997; (3) the Dreyfus
Stock Index Fund, CIK 0000846800, File No. 811-05719, made on February
27, 1997; (4) the Fidelity Investments Variable Insurance Product Fund
CIK 0000356494, File No. 811-3329, made on February 26, 1997; (5)
the Fidelity Investments Variable Insurance Product Fund II, CIK 0000831016, File No. 811-5511, made on February 27, 1997; (6) the Gold and
Natural Resources Portfolio, Van Eck Investment Trust, CIK 0000768847,
File No. 33-13019, made on February 28,1997; (7) the Worldwide Balance Portfolio of Van Eck Investment Trust, CIK 0000768847, FIle No. 33-13019, made on February 27, 1997;and (8) the Short-Term Retirement Portfolio Medium-Term Retirement Portfolio and the Long-Term Retirement Portfolio of the Tomorrow Funds Retirement Trust, CIK 0000945766, File No. 811-07315, made on February 27,1997.


Sincerely,

/s/ Kenneth D. Walma
Kenneth D. Walma
Associate Counsel